                                                                    Exhibit 10.1

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             ASSET PURCHASE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 BY AND BETWEEN

                                     WEBBANK

                                       AND

                           ROCKLAND CREDIT FINANCE LLC

                          DATED AS OF DECEMBER 30, 2004

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                                TABLE OF CONTENTS

             ASSET PURCHASE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT made this 30th day of December,  2004, by and between WebBank,  a
Utah chartered  industrial  loan  corporation  ("SELLER"),  and Rockland  Credit
Finance LLC, a Maryland limited liability company ("BUYER").

                                   WITNESSETH:

     WHEREAS,  Buyer and Seller are party to that  certain  Amended and Restated
Servicing  Agreement  dated as of February 21, 2002  effective as of January 10,
2002, as amended (the "SERVICING AGREEMENT");

     WHEREAS,  Buyer sent a notice to Seller  dated  March 1, 2004  pursuant  to
Section 7.1 of the Servicing  Agreement  exercising its option (the "OPTION") to purchase Seller's interest in the WebBank Portfolio (as defined in the Servicing
Agreement);

     WHEREAS,  by letter  agreement  dated May 6, 2004,  Buyer and Seller agreed that the date by which the  purchase  and sale  pursuant  to the Option  must be consummated is December 31, 2004; and

     WHEREAS,  pursuant to the exercise of the Option, Buyer desires to purchase from Seller,  and Seller desires to sell to Buyer,  in accordance with the terms and conditions set forth in this Agreement,  the Purchased  Assets (as such term is defined herein).

     NOW, THEREFORE,  in consideration of the premises and the mutual covenants, agreements,  representations and warranties herein contained, and subject to the conditions hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 CERTAIN DEFINED TERMS.

     As used herein,  the following terms shall have the following meanings (all terms defined in this Section 1.1 or in other provisions of the Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

     "ACCOUNTING DATE" shall mean the close of business on December 28, 2004.

     "AFFILIATE" of a Person,  shall mean a Person that directly,  or indirectly through one or more  intermediaries,  controls,  is  controlled  by, or is under
common  control  with,  the  first  Person.   "CONTROL"   (including  the  terms
"CONTROLLED  BY" and "UNDER  COMMON  CONTROL  WITH") shall mean the  possession, directly or  indirectly,  of the power to direct or cause the  direction  of the management  policies  of a  Person,  whether  through  the  ownership  of voting securities,  by  contract  or credit  arrangement,  as trustee or  executor,  or otherwise.  Without limiting the generality of the previous sentence, any Person owning thirty  percent (30%) or more of the voting  securities of another Person shall be deemed to control that Person.

     "ASSUMED LIABILITIES" shall have the meaning ascribed to such term in
Section 3.1

     "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

     "BUYER" shall have the meaning ascribed to such term in the first paragraph of this Agreement.

     "BUYER CLAIMS" shall have the meaning ascribed to such term in Section 7.2.

     "BUYER RELEASEES" shall have the meaning ascribed to such term in
Section 7.1.

     "CLIENT" shall mean a Person from which Seller has purchased Receivables.

     "CLOSING" shall have the meaning ascribed to such term in Section 4.3.

     "CLOSING DATE" shall have the meaning ascribed to such term in Section 4.3.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "CONSENT" shall mean any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.

     "CONTRACTS" shall have the meaning ascribed to such term in Section 2.1(b).

     "COVERED ACTION OF BUYER" shall mean any action or omission of Buyer taken or omitted during the term of the Servicing Agreement that violated or was otherwise not in accordance with, or (unless expressly authorized, directed or consented to by WebBank) was outside the ordinary course of conduct of, Buyer's obligations under the Servicing Agreement.

     "EXPENSES" shall have the meaning ascribed to such term in Section 4.2.

     "FINAL SERVICING AGREEMENT PAYMENT" shall have the meaning ascribed to such term in Section 4.4.

     "GOVERNMENTAL APPROVAL" shall mean any Consent of, with or to any
Governmental Authority.

     "GOVERNMENTAL AUTHORITY" shall mean any federal, state, regional, county, city, municipal or local government, whether foreign or domestic, or any department, agency, bureau or other administrative or regulatory body obtaining authority from any of the foregoing, including, without limitation, courts, public utilities and sewer authorities.

     "LIEN" shall mean any mortgage, pledge, hypothecation, claim, assessment, security interest, lease, sublease, license, lien, conditional sale contract, title retention contract, adverse claim or interest, easement, encroachment, title defect, voting trust agreement, option, charge, right of first refusal or other encumbrance or restriction of any kind, or rights of others or other contract to give any of the foregoing.

     "LOCKBOX ACCOUNT" shall have the meaning ascribed to such term in
Section 4.9(b).

     "LOCKBOX AGREEMENT" shall have the meaning ascribed to such term in
Section 4.9(b).

     "LOCKBOX BANK" shall have the meaning ascribed to such term in
Section 4.9(b).

     "MUTUAL RELEASE" shall mean the releases granted pursuant to Article 7.

     "OPTION" shall have the meaning ascribed to such term in the second
"Whereas" clause of this Agreement.

     "PARTICIPANT" shall mean a Person who participates in the purchase by
Seller of Receivables pursuant to an agreement between Seller, as lead, and such
Person, as participant.

     "PERSON" shall mean any natural Person, corporation, general partnership, limited partnership, limited liability company, other business organization, trust, union, association or Governmental Authority or other entity.

     "PURCHASE PRICE" shall have the meaning ascribed to such term in
Section 4.1.

     "PURCHASED ASSETS" shall have the meaning ascribed to such term in
Section 2.1.

     "RECEIVABLES" shall have the meaning ascribed to such term in
Section 2.1(a).

     "SELLER" shall have the meaning ascribed to such term in the first paragraph of this Agreement.

     "SELLER CLAIMS" shall have the meaning ascribed to such term in
Section 7.1.

     "SELLER RELEASEES" shall have the meaning ascribed to such term in
Section 7.2.

     "SERVICING AGREEMENT" shall have the meaning ascribed to such term in the first "Whereas" clause of this Agreement.

     "THIRD PARTY CLAIM" shall have the meaning ascribed to such term in
Section 8.3.

     "THIRD PARTY FUNDS" shall have the meaning ascribed to such term in
Section 4.3.

     "ZIONS" shall mean Zions First National Bank of Salt Lake City, Utah.

     "ZIONS ACCOUNT" shall mean Account # xxxxx in the name of Seller at Zions.

                                   ARTICLE 2
                           PURCHASE AND SALE OF ASSETS

     Section 2.1 PURCHASED ASSETS.

     Subject to and upon the terms and conditions  set forth in this  Agreement,
Seller hereby sells,  assigns,  transfers and delivers to Buyer on and as of the date  hereof,  and Buyer  hereby  purchases  and  acquires on and as of the date hereof,  free and  clear of all  Liens,  all of the  following  assets of Seller
(collectively, the "PURCHASED ASSETS"):

     (a) All  accounts  held by Seller and  purchased by Seller from the clients listed on SCHEDULE 2.1(A) hereto (the "RECEIVABLES");

     (b)  all  of  Seller's  right,  title  and  interest  under  the  factoring agreements  and  participation  agreements  (whether  written or oral) listed on
SCHEDULE  2.1(B)  hereto  and  all  other  contracts,  arrangements,  and  other agreements,  arrangements,  commitments  and  understandings,  written  or oral, related thereto or to the Receivables (collectively, the "CONTRACTS"), including but not limited to all right,  interest and priority of Seller as secured  party in respect of collateral securing obligations to Seller under the Contracts; and
any right to assert  claims  and take  other  rightful  actions  in  respect  of breaches, defaults and other violations of the Contracts;

     (c) all rights to causes of action, lawsuits, judgments, claims and demands of any  nature  available  to or being  pursued  by Seller  with  respect to the ownership, use, function or value of any Purchased Asset, whether arising by way of counterclaim or otherwise; and

     (d) all  guarantees  and similar  rights in favor of Seller with respect to any Purchased Asset.

                                   ARTICLE 3
                               ASSUMED LIABILITIES

     Section 3.1 ASSUMPTION OF LIABILITIES.

     Subject  to  and  upon  the  terms  set  forth  in  this  Agreement  and in consideration  for the Purchased  Assets to be  transferred to Buyer pursuant to
Section 2.1, Buyer hereby assumes and agrees to pay and perform all  obligations of Seller under the Contracts  and otherwise in respect of the Purchased  Assets arising  after 9:00 A.M.  Eastern time on the Closing Date,  including,  without limitation,  all obligations,  if any, to provide funding to Clients, and to pay
Third Party Funds to the parties  entitled to receive such funds,  in accordance with the terms of any Contracts applicable thereto  (collectively,  the "ASSUMED
LIABILITIES").

                                   ARTICLE 4
            PURCHASE PRICE AND OTHER PAYMENTS AND DELIVERIES; CLOSING

     Section 4.1 PURCHASE PRICE. In consideration for the Purchased Assets to be transferred  to Buyer  pursuant to Section  2.1,  Buyer is  obligated  to pay to
Seller as the aggregate  purchase price therefor the sum of  $5,791,395.41  (the
"PURCHASE  PRICE")  (the  computation  of which is set  forth  in  SCHEDULE  4.1 hereto).

     Section 4.2  EXPENSES.  Buyer is  obligated  to pay to Seller the amount of
$0.00 (the  "EXPENSES"),  in full  payment of  Seller's  costs and  expenses  of consummating the transactions contemplated by this Agreement.

     Section  4.3 THIRD  PARTY  FUNDS.  Seller is  obligated  to pay to Buyer an amount  equal  to the  aggregate  of the  following  held  by  Seller  as of the
Accounting Date (the "THIRD PARTY FUNDS"):

     (a)  $320,700.60,  representing  (i) funds collected from Clients'  account debtors not representing  payments in respect of Receivables purchased by Seller and  (ii)  balances  owed  to  Clients  in  respect  of the  purchase  price  of
Receivables that have been duly paid and collected; and

     (b) $649,931.36, representing (i) funds collected from Participants and not yet invested by Seller in the purchase of Receivables and (ii) funds received in payment of Receivables in which Participants have an interest that are allocable to, but have not yet been remitted to, such Participants.

     Section 4.4 FINAL PAYMENT UNDER SERVICING AGREEMENT. Seller is obligated to pay  to  Buyer  the  amount  of  $107,062.64  (the  "FINAL  SERVICING  AGREEMENT
PAYMENT"), representing payment in full of all amounts payable by to Buyer under the  Servicing  Agreement,  including  without  limitation  Sections 6.3 and 4.2 thereof.  The parties understand and agree that after such payment,  the Deposit
Account (as that term is defined in the  Servicing  Agreement)  will have a zero balance.

     Section 4.5 PAYMENT.  The  obligations  of Buyer to Seller and of Seller to
Buyer under  Sections  4.1, 4.2, 4.3 and 4.4 hereof shall be settled by a single payment,  which  shall  be made by  Buyer  to  Seller  simultaneously  with  the execution  and  delivery  of this  Agreement  by wire  transfer  of  immediately available funds to an account  specified in writing by Seller,  in the amount of
$4,713,700.81 (the "SETTLEMENT  PAYMENT")  (representing the Purchase Price plus the Expenses reduced by the Third Party Funds and reduced by the Final Servicing
Agreement Payment).

     Section 4.6 ALLOCATION.  The parties agree that Buyer's  acquisition of the
Purchased Assets will be an "applicable asset  acquisition"  governed by Section
1060 of the Code and that the Purchase Price shall be allocated  entirely to the
Receivables.  Each of  Buyer  and  Seller  agrees  to  complete  IRS  Form  8594 consistently with such allocation and, if requested by the other, to furnish the other with a copy of such Form prepared in draft form no less than 45 days prior to the filing due date of such Form. None of Buyer, Buyer's Affiliates or Seller shall  file any  return  or take a  position  with any  taxing  authority  or in connection  with any tax  related  litigation  that is  inconsistent  with  this
Section 4.6,  unless  required to do so pursuant to a  determination  within the meaning of Section 1313(a) of the Code.

     Section 4.7 CLOSING AND CLOSING  DATE.  The closing (the  "CLOSING") of the sale and purchase of the Purchased Assets shall take place  simultaneously  with the execution  and delivery of this  Agreement by exchange of  documentation  by mail and/or  facsimile and payment of funds by wire transfer as provided herein, or at such other time and place upon  which the  parties  may agree.  The day on which  the  Closing  actually  occurs  is herein  sometimes  referred  to as the
"CLOSING DATE". At the Closing,  the parties shall make the deliveries set forth below.

     Section 4.8  DELIVERIES BY BUYER.  Buyer shall deliver to Seller at Closing the following:

     (a) payment of the  Settlement  Payment in the manner  described in Section
4.5; and

     (b) such other  documents and  instruments as Seller shall have  reasonably requested  as to (i)  the  accuracy  and  validity  of or  compliance  with  all representations,  warranties  and covenants  made by Buyer in this Agreement and the other documents and agreements contemplated hereby, (ii) the satisfaction of all  conditions  contained  herein  or  therein  and  (iii)  all  other  matters pertaining hereto and thereto.

     Section 4.9 DELIVERIES BY SELLER.  Seller shall deliver to Buyer at Closing the following:

     (a) a letter from Seller  addressed to Bank of America,  N.A. (the "LOCKBOX
BANK"),  with  respect  to Account # XXXXXX at the  Lockbox  Bank in the name of
Rockland Credit Finance, LLC F/B/O WebBank (the "LOCKBOX ACCOUNT") and the Three
Party Agreement  Relating to Lockbox  Services dated as of January 10, 2002 with respect to the Lockbox Account (the "LOCKBOX AGREEMENT"),  directing the Lockbox
Bank,  immediately  upon receipt of such  letter,  to (i) cease making the daily sweeps from the Lockbox  Account to the Zions  Account  (referred  to in Section
1(d) of the  Lockbox  Agreement)  and  (ii)  remove  from  the  Lockbox  Account designation the reference to Seller's beneficial interest therein,  which letter
Buyer is authorized to deliver to the Lockbox Bank at any time after Closing;

     (b) all original agreements,  documents, plans, reports, books, records and files in Seller's possession relating,  directly or indirectly, to the Purchased
Assets not then in the possession of Buyer,  PROVIDED that Seller may retain any tax returns,  reports or forms,  and Buyer shall be provided with copies of such returns,  reports or forms only to the extent that they relate to the  Purchased
Assets; and

     (c) such other  documents and  instruments  as Buyer shall have  reasonably requested  as to (i)  the  accuracy  and  validity  of or  compliance  with  all representations,  warranties  and covenants made by Seller in this Agreement and the other documents and agreements contemplated hereby, (ii) the satisfaction of all  conditions  contained  herein  or  therein  and  (iii)  all  other  matters pertaining hereto and thereto.

                                   ARTICLE 5
              REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER

     Seller represents and warrants to and agrees with Buyer as follows:

     Section  5.1  CORPORATE  STATUS;  AUTHORIZATION.   Seller  is  a  chartered
industrial  loan  corporation,  duly  organized,  validly  existing  and in good standing under the laws of the State of Utah. Seller has the corporate power and authority to execute and deliver this  Agreement  and all other  agreements  and documents to be executed and delivered by it in connection herewith,  to perform
fully  its   obligations   hereunder  and   thereunder  and  to  consummate  the
transactions  contemplated  hereby and thereby.  The  execution  and delivery by
Seller of this  Agreement and all other  agreements and documents to be executed and delivered by it in connection  herewith,  the  performance  by Seller of its obligations  hereunder and thereunder,  and the consummation of the transactions contemplated  hereby and thereby  have been duly and validly  authorized  by all requisite corporate acts and other proceedings of Seller. This Agreement and all other  agreements  and  documents  to be  executed  and  delivered  by Seller in connection  herewith have been duly and validly executed and delivered by Seller and  constitute  legal,  valid and binding  obligations  of Seller,  enforceable against  it in  accordance  with  their  respective  terms  except  (i) as  such enforceability  may be  limited by or  subject  to any  bankruptcy,  insolvency, reorganization,  moratorium or other similar laws  affecting  creditors'  rights generally,  (ii) as such obligations are subject to general principles of equity or (iii) as rights to  indemnity  may be limited by federal or state  securities laws or by public policy.

     Section  5.2 NO  CONFLICTS.  Neither  the  execution  and  delivery of this
Agreement or any other  agreement  or document to be executed  and  delivered in connection  herewith,  nor the  consummation  of the  transactions  contemplated hereby, will (a) violate any law, statute,  regulation,  rule, judgment,  order, decree,  stipulation,  injunction,  writ,  charge,  or other  restriction of any
Governmental  Authority  to which  Seller is bound or subject or by which any of its properties or assets is subject or bound or any provision of the Articles of
Incorporation  and By-laws of Seller,  or (b) conflict with,  result in a breach of,  constitute a default under,  result in the  acceleration  of, create in any party the right to  accelerate,  terminate,  modify or cancel,  or  require  any notice under, any contract, instrument,  agreement or other arrangement to which
Seller is a party or by which  Seller  or any of its  properties  or assets  are bound or subject.

     Section 5.3 CONSENTS. No Governmental Approval or other Consent is required to be obtained or made by Seller in connection with the execution,  delivery and performance  of this Agreement or any other  agreement or document  executed and
delivered  in  connection   herewith  or  the  consummation  by  Seller  of  the
transactions contemplated hereby or thereby that has not been obtained or made.

     Section 5.4 PURCHASED  ASSETS.  Seller is the owner of, and has valid title to, all of the Purchased Assets, free and clear of Liens.

     Section  5.5  LITIGATION.  As of the date of this  Agreement,  there are no claims,  demands,  suits,  proceedings or litigations of any kind pending or, to the knowledge of Seller,  threatened to which Seller is a party and which relate to this Agreement or the performance by Seller of its obligations hereunder.

     Section 5.6 NO BROKERS. Seller has not entered into and will not enter into any agreement, arrangement or understanding with any Person which will result in the obligation of Buyer to pay any finders fee, brokerage  commission or similar payment in connection with the transactions contemplated hereby.

     Section  5.7  AUTHORITY  TO  AMEND  FINANCING  STATEMENTS.   Seller  hereby
authorizes  Buyer  to  amend  any  and all  Uniform  Commercial  Code  financing statements  of record  naming  Seller as secured party and any of the Clients as debtor so as to name Buyer as secured party thereunder.

     Section 5.8 LOCKBOX ACCOUNT AND ZIONS ACCOUNT.

     (a) If,  after the  Accounting  Date,  any  funds  paid in  respect  of the
Receivables are swept from the Lockbox Account to the Zions Account, contrary to the direction letter referred to in Section 4.9(a) hereof, or are otherwise paid by the  Lockbox  Bank to Seller or are paid by account  debtors  directly to the
Zions  Account,  then  Seller  shall  remit such funds to Buyer  promptly  after receipt.

     (b) Seller  shall keep the Zions  Account  open,  and shall permit Buyer to have internet  access to  information  concerning  the Zions Account to the same extent that Buyer currently has such access,  for a period ending on the earlier of (i) 180 days  following  the  Closing or (ii)  receipt by Seller of a written notice from Buyer authorizing  Seller to close the Zions Account,  provided that
Buyer pays to Seller amounts equal to all account maintenance, wire transfer and other fees payable by Seller with respect to the Zions  Account  promptly  after
Seller's request for such payments from time to time.

                                   ARTICLE 6
               REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER

     Buyer represents and warrants to and agrees with Seller as follows:

     Section 6.1 CORPORATE STATUS;  AUTHORIZATION.  Buyer is a limited liability company duly organized,  validly existing and in good standing under the laws of the  State of  Maryland.  Buyer  has the  limited  liability  company  power and authority to execute and deliver this  Agreement  and all other  agreements  and documents to be executed and delivered by it in connection herewith,  to perform
fully  its   obligations   hereunder  and   thereunder  and  to  consummate  the
transactions  contemplated  hereby and thereby.  The  execution  and delivery by
Buyer of this  Agreement and all other  agreements  and documents to be executed and  delivered by it in connection  herewith,  the  performance  by Buyer of its obligations  hereunder and thereunder,  and the consummation of the transactions contemplated  hereby and thereby  have been duly and validly  authorized  by all requisite  limited  liability  company acts and other proceedings of Buyer. This
Agreement and all other agreements and documents to be executed and delivered by
Buyer in connection  herewith have been duly and validly  executed and delivered by  Buyer  and  constitute  legal,  valid  and  binding  obligations  of  Buyer,

enforceable  against it in accordance with their  respective terms except (i) as such enforceability may be limited by or subject to any bankruptcy,  insolvency, reorganization,  moratorium or other similar laws  affecting  creditors'  rights generally,  (ii) as such obligations are subject to general principles of equity and (iii) as rights to indemnity  may be limited by federal or state  securities laws or by public policy.

     Section  6.2 NO  CONFLICTS.  Neither  the  execution  and  delivery of this
Agreement or any other  agreement  or document to be executed  and  delivered in connection  herewith,  nor the  consummation  of the  transactions  contemplated hereby, will (a) violate any law, statute,  regulation,  rule, judgment,  order, decree,  stipulation,  injunction,  writ,  charge,  or other  restriction of any
Governmental Authority to which Buyer is bound or subject or by which any of its properties  or assets is subject or bound or any  provision  of the  articles of organization or operating  agreement of Buyer, or (b) conflict with, result in a breach of, constitute a default under,  result in the acceleration of, create in any party the right to accelerate,  terminate,  modify or cancel, or require any notice under, any contract, instrument,  agreement or other arrangement to which
Buyer is a party or by which Buyer or any of its  properties or assets are bound or subject.

     Section 6.3 CONSENTS. No Governmental Approval or other Consent is required to be obtained or made by Buyer in connection with the execution and delivery of this  Agreement or any other  agreement or document to be executed and delivered in connection  herewith or the  consummation  of the  transactions  contemplated hereby or thereby.

     Section  6.4  LITIGATION.  As of the date of this  Agreement,  there are no claims,  demands,  suits,  proceedings or litigations of any kind pending or, to the knowledge of Buyer, threatened to which Buyer is a party and which relate to this Agreement or the performance by Buyer of its obligations hereunder.

     Section 6.5 NO  BROKERS.  Buyer has not  entered  into,  and will not enter into, any agreement,  arrangement  or  understanding  with any Person which will result in the obligation of Seller to pay a finder's fee,  brokerage  commission or similar payment in connection with the transactions contemplated hereby.

     Section 6.6 ZIONS  ACCOUNT.  Promptly  after  Closing,  Buyer shall  notify account debtors that have been making payments  directly to the Zions Account to remit funds to an account designated by Buyer other than the Zions Account.

                                   ARTICLE 7
                                 MUTUAL RELEASE

     Section 7.1 SELLER'S RELEASE.  Seller hereby remises,  releases and forever
discharges  Buyer,  and  each  of  its  predecessors,   parents,   subsidiaries,
Affiliates,  and the past,  present  and  future  members,  partners,  officers, directors,  employees,  agents,  consultants,  representatives,  attorneys,  and insurers of any of the  foregoing,  together with all  successors and assigns of any of the foregoing (the "BUYER  RELEASEES")  of and from all claims,  demands,
actions,  causes  of  action,  rights  of  action,   controversies,   covenants,

obligations,  agreements,  damages, penalties,  interest, fees, expenses, costs,
remedies,  reckonings,  extents,   responsibilities,   liabilities,  suits,  and
proceedings of whatsoever  kind,  nature,  or  description,  direct or indirect, vested or contingent,  known or unknown, suspected or unsuspected,  in contract, tort, law, equity, or otherwise, under the laws of any jurisdiction, that Seller or its successors or assigns, ever had, now has, or hereafter can, shall, or may have,  against the Buyer  Releasees,  including  without  limitation  any of the foregoing  relating  to or  arising  out of the  Servicing  Agreement,  from the beginning of the world  through and  including  the date of this Mutual  Release
("SELLER CLAIMS"), other than any and all rights that Seller may have under this
Agreement.

     Seller  hereby  expressly  waives  any and all  laws  or  statutes,  of any jurisdiction  whatsoever,  which may provide  that a release  does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have materially affected the decision to give said release. It is expressly  intended  and agreed that this Mutual  Release does in fact extend to such unknown or unsuspected  Seller Claims related to anything that has happened to the date hereof even if knowledge thereof would have materially  affected the decision to give said release.  Seller hereby  represents  and warrants to Buyer that it has not assigned,  transferred  or otherwise  conveyed any of the Seller
Claims being released herein.

     Section 7.2 BUYER'S  RELEASE.  Buyer hereby  remises,  releases and forever
discharges  Seller,  and  each  of  its  predecessors,   parents,  subsidiaries,
Affiliates, and the past, present and future shareholders,  partners,  officers, directors,  employees,  agents,  consultants,  representatives,  attorneys,  and insurers of any of the  foregoing,  together with all  successors and assigns of any of the foregoing (the "SELLER  RELEASEES") of and from all claims,  demands,
actions,  causes  of  action,  rights  of  action,   controversies,   covenants,
obligations,  agreements,  damages, penalties,  interest, fees, expenses, costs,
remedies,  reckonings,  extents,   responsibilities,   liabilities,  suits,  and
proceedings of whatsoever  kind,  nature,  or  description,  direct or indirect, vested or contingent,  known or unknown, suspected or unsuspected,  in contract, tort, law, equity, or otherwise, under the laws of any jurisdiction,  that Buyer or its successors or assigns, ever had, now has, or hereafter can, shall, or may have,  against the Seller  Releasees,  including  without  limitation any of the foregoing  relating  to or  arising  out of the  Servicing  Agreement,  from the beginning of the world  through and  including  the date of this Mutual  Release
("BUYER  CLAIMS"),  other than any and all rights that Buyer may have under this
Agreement.

     Buyer  hereby  expressly  waives  any and  all  laws  or  statutes,  of any jurisdiction  whatsoever,  which may provide  that a release  does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have materially affected the decision to give said release. It is expressly  intended  and agreed that this Mutual  Release does in fact extend to such unknown or  unsuspected  Buyer Claims related to anything that has happened to the date hereof even if knowledge thereof would have materially  affected the decision to give said release.  Buyer hereby  represents  and warrants to Seller that it has not  assigned,  transferred  or otherwise  conveyed any of the Buyer
Claims being released herein.

     Section 7.3 COVENANTS NOT TO SUE.

                                       10

     (a) Seller covenants and agrees that, in the event Seller obtains, directly or indirectly, a Seller Claim or the right to assert a Seller Claim, against any one or more of the Buyer Releasees,  it shall not pursue or assert,  or cause to be pursued  or  asserted,  any such  Seller  Claim.  In  furtherance  and not in limitation of the foregoing, Seller covenants and agrees that neither it nor any of its Affiliates shall ever,  individually or with any other Person,  commence, aid in any way,  prosecute or cause or permit to be commenced or prosecuted  any action or other proceeding,  including,  without limitation,  any arbitration or other alternative dispute resolution procedure, based upon any Seller Claim, and represents  and agrees  that  neither it nor any of its  Affiliates  has made or filed  or will  make or file or cause to be made or  filed  any  claim,  charge, allegation,  or complaint,  whether  formal,  informal,  or anonymous,  with any
Governmental  Authority,  relating  in any  manner  to  any  Seller  Claim.  The provisions  of this Article 7 may be pleaded as a full and complete  defense to, and may be used as the basis for an  injunction  against,  any  action,  suit or other  proceeding  that may be  instituted,  prosecuted  or  attempted in breach thereof.

     (b) Buyer  covenants and agrees that, in the event Buyer obtains,  directly or indirectly,  a Buyer Claim or the right to assert a Buyer Claim,  against any one or more of the Seller Releasees,  it shall not pursue or assert, or cause to be  pursued  or  asserted,  any such  Buyer  Claim.  In  furtherance  and not in limitation of the foregoing,  Buyer covenants and agrees that neither it nor any of its Affiliates shall ever,  individually or with any other Person,  commence, aid in any way,  prosecute or cause or permit to be commenced or prosecuted  any action or other proceeding,  including,  without limitation,  any arbitration or other alternative dispute resolution procedure,  based upon any Buyer Claim, and represents  and agrees  that  neither it nor any of its  Affiliates  has made or filed  or will  make or file or cause to be made or  filed  any  claim,  charge, allegation,  or complaint,  whether  formal,  informal,  or anonymous,  with any
Governmental  Authority,  relating  in  any  manner  to  any  Buyer  Claim.  The provisions  of this Article 7 may be pleaded as a full and complete  defense to, and may be used as the basis for an  injunction  against,  any  action,  suit or other  proceeding  that may be  instituted,  prosecuted  or  attempted in breach thereof.

                                    ARTICLE 8
                                 INDEMNIFICATION

     The parties hereto agree to indemnify,  defend and hold each other harmless as follows:

     Section 8.1 INDEMNIFICATION BY SELLER.  Seller shall defend,  indemnify and hold Buyer and its Affiliates and the directors, officers, members, shareholders and employees of Buyer and its Affiliates  harmless from and against all claims, charges,  losses,  damages,  fines,  penalties,  expenses (including  reasonable attorneys' fees), other costs,  amounts paid in settlement,  judgments and other liabilities that they may suffer, sustain or incur or become subject to, arising out of, based upon, or in connection with any of the following:

                                       11

     (a) any misrepresentation or breach or violation of the representations and warranties of Seller set forth in this Agreement,  the Schedules  annexed hereto or any certificate delivered in connection herewith;

     (b) any failure to perform any of the  covenants  and  agreements of Seller set forth in this Agreement or any certificate delivered in connection herewith;

     (c) any claim or proceeding against Seller by the Federal Deposit Insurance
Corporation,  the  Utah  Department  of  Financial  Institutions  or  any  other
Governmental  Authority having  jurisdiction  over WebBank,  other than any such claim or proceeding based on a Covered Action of Buyer; or

     (d) any  actions,  suits,  proceedings  or demands in  connection  with the foregoing or the enforcement of Buyer's rights under this Agreement.

     Section 8.2  INDEMNIFICATION  BY BUYER.  Buyer shall defend,  indemnify and
hold  Seller  and  its  Affiliates  and  the   directors,   officers,   members,
shareholders  and  employees  of Seller  and its  Affiliates  harmless  from and against  all  claims,  charges,  losses,  damages,  fines,  penalties,  expenses
(including reasonable attorneys' fees), other costs, amounts paid in settlement, judgments and other liabilities that they may suffer, sustain or incur or become subject  to,  arising  out of,  based  upon,  or in  connection  with any of the following:

     (a) any misrepresentation or breach or violation of the representations and warranties of Buyer set forth in this Agreement or any certificate  delivered in connection herewith;

     (b) any failure to perform any of the covenants and agreements of Buyer set forth in this  Agreement,  the Schedules  annexed  hereto or in any  certificate delivered in connection herewith;

     (c) any Third Party Claim arising out of a Covered Action of Buyer; or

     (d) any actions,  suits,  proceedings,  or demands in  connection  with the foregoing or the enforcement of Seller's rights under this Agreement.

     Section 8.3 THIRD PARTY CLAIMS.

     (a) If any claim or demand is asserted  against an  indemnified  party by a third  party  with  respect  to any matter  under the  indemnities  set forth in
Sections  8.1 or 8.2 (a  "THIRD  PARTY  CLAIM"),  the  indemnified  party  shall promptly  give  written  notice and  details  thereof,  including  copies of all pleadings  and the  pertinent  documents,  to the  indemnifying  party,  but the indemnifying  party's  obligations  shall not be affected by the failure to give such notice except to the extent that it can demonstrate  that it was materially prejudiced  thereby.  Within  twenty  (20) days of receipt of such  notice,  the indemnifying  party shall (i) pay the Third  Party Claim  either in full or upon compromise  agreed to by the  indemnifying  party or (ii) notify the indemnified party that the indemnifying  party disputes the Third Party Claim and intends to defend  against it, and  thereafter so defend and pay any adverse final judgment or  award  or  settlement  amount  in  regard  thereto.  Such  defense  shall be

                                       12

controlled  by the  indemnifying  party,  and the cost of such defense  shall be borne  by it,  except  that  the  indemnified  party  shall  have  the  right to participate  in such defense at its own expense.  The  indemnifying  party shall have the right to settle or  compromise  any Third  Party  Claim of which it has assumed the defense only upon the receipt of written  consent to such settlement
or  compromise  from  the  indemnified   party,   which  consent  shall  not  be
unreasonably withheld;  PROVIDED,  HOWEVER, that the indemnified party shall not be obligated to consent to any  settlement  unless it involves  claims for money damages only,  which are being paid in full by the  indemnifying  party, and any such failure to consent shall not be deemed unreasonable.

     (b) If the indemnifying  party fails to take action within twenty (20) days as set forth  above,  then the  indemnified  party  shall have the right to pay, compromise  or defend  any Third  Party  Claim and to assert  the  amount of any payment on the Third Party Claim plus the expense of defense or settlement as an indemnity claim. The indemnified party shall also have the right, exercisable in good faith and upon reasonable prior notice to the  indemnifying  party, to take such action as may be necessary to avoid a default  prior to the  assumption  of the defense of the Third Party Claim by the indemnifying  party and any expenses incurred by so acting shall be paid by the indemnifying party.

     (c) Payment of Third Party Claims shall be made in accordance  with Section
8.3(a)  above.  With  respect to all claims other than Third Party  Claims,  the indemnifying  party shall  promptly pay or reimburse  the  indemnified  party in respect of any claim or  liability  to which the  foregoing  indemnities  relate after  receipt of written  notice  from the  indemnified  party  outlining  with reasonable particularity the nature and amount of the claim(s). In the event the indemnifying  party fails or refuses to make  payment  for such claims  within a period of twenty  (20) days from the date of notice to the  indemnifying  party, the  indemnified  party shall be entitled to exercise  all legal means of relief available  and also shall be entitled  to receive  from the  indemnifying  party interest  on the full  amount of such  claims,  such  interest  to accrue at the maximum  rate  allowable  by law from and after  such  twentieth  day until such claims are paid in full.

     (d)  With  respect  to  any  claim  for  indemnification   hereunder,   the
indemnified  party  will  give  to  the  indemnifying  party  and  its  counsel, accountants and other representatives  reasonable access, during normal business hours and upon the giving of reasonable  prior notice,  to its books and records relating to such claims,  and to its employees,  accountants,  counsel and other representatives,  all  without  charge to the  indemnifying  party,  except  for reimbursement of reasonable  out-of-pocket  expenses.  In this regard, after the assertion of a claim for indemnity, the indemnified party agrees to maintain any of its  books and  records  which  may  relate to the claim for  indemnification hereunder for such period of time as may be necessary to enable the indemnifying party to resolve such claim.

     Section 8.4  SURVIVAL.  Except as otherwise  specifically  provided in this
Agreement, all representations,  warranties,  covenants and agreements of Seller and Buyer hereunder,  and the obligations of defense and indemnity  contained in this Article 8, shall survive the Closing.

                                       13

                                   ARTICLE 9
                                  MISCELLANEOUS

     Section 9.1 NOTICES. Any notice, request, demand, waiver, consent, approval or other  communication  which is required or  permitted  hereunder  shall be in writing  and shall be  deemed  given  only if  delivered  personally  or sent by registered  or  certified  mail or by Federal  Express or other  overnight  mail service, postage prepaid, or by facsimile,  with written confirmation to follow, as follows:

             to Seller:

             WebBank
             6440 South Wasatch Boulevard, Suite 300
             Salt Lake City, Utah 84121
             Attention:
             Facsimile:

             with a copy to:

             Olshan Grundman Frome Rosenzweig & Wolosky LLP
             Park Avenue Tower
             65 East 55th Street
             New York, New York 10022
             Attention:  Steven Wolosky, Esq.
             Facsimile: 212-451-2222

             to Buyer:

             Rockland Credit Finance LLC
             6 Park Center Court, Suite 212
             Owings Mills, Maryland 21117
             Facsimile:

             with a copy to:

             Matthew C. Brenneman, Esq.
             Matthew C. Brenneman P.A.
             22 Pinecliff Drive
             Marblehead, MA  01945
             Facsimile: 781-631-1693

     Section 9.2  SUCCESSORS AND ASSIGNS.  This Agreement  shall be binding upon and inure to the  benefit of Seller and Buyer and their  respective  successors, assigns, heirs and legal representatives. This Agreement shall not be assignable by either party without the prior written consent of the other party.

                                       14

     Section 9.3 NO THIRD PARTY  BENEFICIARIES.  This Agreement shall not confer any  rights  or  remedies  upon any  Person  other  than the  parties  and their respective  successors  and  permitted  assigns,  and the  Persons  entitled  to indemnification as provided in Article 8.

     Section  9.4  GOVERNING  LAW.  This  Agreement  shall  be  governed  by and construed in accordance  with the internal laws of the State of New York without giving effect to principles of conflicts of law.

     Section 9.5 ARBITRATION. Notwithstanding anything to the contrary set forth in the is  Agreement,  in the event that there  shall be a dispute  between  the parties  arising out of or relating to this  Agreement,  the parties  agree that such dispute  shall be  submitted to  confidential  binding  arbitration  in the
Borough of  Manhattan,  New York,  New York before a panel of three  arbitrators jointly  agreed by  Seller,  on one hand,  and  Buyer,  on the  other  hand,  in accordance with the rules of the American Arbitration Association within 45 days of a party providing notice of the existence of a dispute;  provided that if the parties  are  unable to  jointly  agree on the  arbitrators,  each of them shall select one  arbitrator and the two selected  arbitrators  shall jointly select a third arbitrator within 30 days thereafter. Any award issued as a result of such arbitration  shall be final and  binding  on the  parties  hereto,  and shall be enforceable  by any  court  having  jurisdiction  over the  party  against  whom enforcement is sought.

     Section  9.6  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the  entire agreement  between the parties  with  respect to the subject  matter  hereof and there are no terms other than contained herein; this Agreement cannot be changed or terminated orally; no waiver of any breach of any provision of this Agreement shall be deemed a waiver of a breach of a similar or dissimilar provision at the same time or any prior or subsequent time or of the provision itself.

     Section  9.7  SEVERABILITY.  In the  event  that  any  one or  more  of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

     Section 9.8  COUNTERPARTS.  This  Agreement  may be executed in one or more counterparts,  each of which  shall be an  original,  but all of which  shall be deemed to be one and the same instrument and facsimile or photostatic  copies of an executed counterpart shall be given the same effect as the original.

     Section 9.9 HEADINGS. The headings of this Agreement are for convenience of reference  only  and  shall  not  affect  in any  manner  any of the  terms  and conditions hereof.

     Section  9.10  FURTHER  ASSURANCES.  Each of the parties  hereto  agrees to execute and deliver such  documents  and to take such other actions as the other party hereto may  reasonably  request to confirm or evidence the purchase,  sale and  transfer  of  the  Purchased  Assets  or  the  assumption  of  the  Assumed
Liabilities as provided herein.

                                       15

                   [Signatures appear on the following page.]

                                       16

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

                                    WEBBANK

                                    By /s/ James R. Henderson
                                       ---------------------------------------
                                    Name:  James R. Henderson
                                    Title: Chairman of the Board

                                    ROCKLAND CREDIT FINANCE LLC

                                    By /s/ John Fox
                                       --------------------------------------
                                    Name:  John Fox
                                    Title: President and General Manager

                                    SCHEDULES

The following schedules are annexed to and form a part of the Asset Purchase and
Assignment  and  Assumption  Agreement  dated as of December  30,  2004  between
WebBank and Rockland Credit Finance LLC.

                                 SCHEDULE 2.1(A)

                                FACTORING CLIENTS

ABLE TECHNOLOGIES INC.,                           NYLON WORLDWIDE MEDIA, LLC
d/b/a AQUARIUS
ADTECH SYSTEMS, INC                               PERSONNEL SERVICES INC.
ALLAGE INTELLIGENT TECHNOLOGIES, LLC              PHOENIX HOLDING COMPANY, INC
APPALACHIAN RESOURCES, INC                        POCKET VALLEY NURSERY, INC
BUSINESS PRODUCTS EXPRESS                         PROCLINICAL ASEPTIC
                                                  MANUFACTURING, LLC
CAFE EUROPA, LLC                                  QUANTUM NUTRITIONALS, LLC
CEDA MILLS, INC.                                  RELIABLE TELECOMMUNICATION
                                                  SERVICES, LLC
CENTURY STAFFING, LLC                             SELECTIVE MEDIA, LLC
COLLEGEVILLE FLAG & BANNER                    SELLEBRITIES, INC.
CRANES FOR HIGHER, INC.                           SOUTHWINDS SOD, INC.
DIRECT BROKERAGE MANAGEMENT INC.                  TRISTAR ENTERPRISES, L.L.C.
ENGINEERED FRAMING SYSTEMS, INC                   TRISTAR PATROL SERVICES
GLOBAL WIRELESS ACCESSORIES, INC                  TUNED IN SPORTS, INC
GMT, INC.                                         US GAS & ELECTRIC, INC
HAMMILL TOOL & MACHINE CO                     WORLD WIDE BOOK, INC.
HARVARD CLINICAL TECHNOLOGIES, INC
I-ELEMENT, INC.
IDS CELLULAR, INC./A DIV OF CYBERADS, IN
IMPACT HOSPITALITY SERVICES, Inc.
IN TOUCH LOGISTIC SERVICES, INC.
INTERNATIONAL AMERICAN PRODUCTS, INC.
INTERNATIONAL DIALING SERVICES, INC.
ITBG, INC.
ITM, INC.
JAYMORE ELECTRICAL PRODUCTS AND
LACE CONSTRUCTION, INC. DBA D.J. CASEY
LD BURKE SHIRTS, INC.
LIFESTYLE EXPONENTS USA, INC.
LINTEL INDUSTRIES, INC.
MILLENNIUM BIOTECHNOLOGIES, INC.
MOUNTAIN SHORE INDUSTRY, INC.
MYBIZOFFICE, INC.
NEOPROBE CORPORATION
NEW STAR UNITED, INC.
NURSES PRN, LLC

                                 SCHEDULE 2.1(B)

                     FACTORING AND PARTICIPATION AGREEMENTS

FACTORING AGREEMENTS

     Master Factoring Agreements,  as amended,  between WebBank and the entities listed on SCHEDULE 2.1(A).

PARTICIPATION AGREEMENTS

  1. Participation  agreements  between  WebBank and the following  participants where WebBank is lead lender:

           Capital Growth Asset Based Bridge Loan Fund, LLC
           Creative Capital Corporation
           Crestview Capital a/k/a Sandhurst Collateralized Return Fund L.P.
           Highbridge/Zwirn Special Opportunities Fund L.P.
           Key Capital Factoring, Inc.
           RAI Funding LLC
           Sage Crest II, LLC

  2. Participation  agreements  between  WebBank and the following  lead lenders where WebBank is participant:

           Prestige Capital Corporation
           Key Capital Factoring

  3. Sub-participation  agreement  between  WebBank,  as lead  participant,  and
     Crestview  Capital  a/k/a  Sandhurst  Collateralized  Return Fund L.P.,  as
     sub-participant.

                                  SCHEDULE 4.1

                                 PURCHASE PRICE

The Purchase Price consists of the following components:

Funds Invested                                      $4,547,673.32
Accrued Client Fees*                                   157,331.84
Accrued Participation Fees*                            246,460.41
Post Accounting Date/Preclosing Activity               839,929.84
                                                    -------------
       Total Purchase Price                         $5,791,395.41
                                                    =============

*    Fees in respect of WebBank  Receivables  accrued in calculating  the amount payable  under  Section  4.4 but  unpaid  as of the  close  of  business  on the
Accounting Date.